UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2009

HARLEYSVILLE NATIONAL CORPORATION

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

483 Main Street

Harleysville, Pennsylvania 19438

(215) 256-8851

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement

On December 4, 2009, Harleysville National Corporation (the “Company”) and First Niagara Financial Group, Inc. (“First Niagara”) entered into a loan transaction pursuant to which First Niagara will loan the Company up to $50 million, which will be contributed to Harleysville National Bank and Trust Company (“HNB”), the Company’s banking subsidiary, as Tier One capital.

The loan is secured by a pledge of all of the stock of HNB, and is payable by the Company 30 to 90 days after the merger agreement between the Company and First Niagara is terminated, depending on the reason for the termination. Copies of the Pledge Security Agreement, the Promissory Note and a Letter Agreement by and between the Company and First Niagara are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this report.

The foregoing description of the of the loan transaction does not purport to be complete and is qualified in its entirety by reference to Exhibits 10.1, 10.2 and 10.3 to this report, which is incorporated into this report by reference.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure

On December 7, 2009, the Company issued a press release announcing the loan from First Niagara to the Company. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Section 8 – Other Events

Item 8.01.	Other Events

Harleysville National Bank & Trust Company (the “Bank”), the Company’s wholly-owned subsidiary, has been advised by The Office of the Comptroller of the Currency (the “OCC”) that it has extended the deadline by which the Bank must meet certain individual minimum capital ratios established by the OCC and disclosed by the Company on a Form 8-K filed June 8, 2009 from June 30, 2009 to March 31, 2010.

The extension for compliance is conditioned upon the Bank achieving and maintaining capital ratios at least equal to those of a “well capitalized” bank under applicable regulations and the Bank’s continuing progress in addressing certain concerns raised by the OCC in its most recent examination of the Bank.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit 10.1	Pledge Security Agreement by and between First Niagara and Harleysville National Corporation, dated December 4, 2009.

Exhibit 10.2	Promissory Note issued by Harleysville National Corporation in favor of First Niagara, dated December 4, 2009

Exhibit 10.3	Letter Agreement by and between First Niagara and Harleysville National Corporation, dated December 4, 2009.

Exhibit 99.1	Harleysville National Corporation Press Release, dated December 7, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2009	HARLEYSVILLE NATIONAL CORPORATION

	By:	/S/ GEORGE S. RAPP
	Name:	George S. Rapp
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Pledge Security Agreement by and between First Niagara and Harleysville National Corporation, dated December 4, 2009.

Exhibit 10.2	Promissory Note issued by Harleysville National Corporation in favor of First Niagara, dated December 4, 2009.

Exhibit 10.3	Letter Agreement by and between First Niagara and Harleysville National Corporation, dated December 4, 2009.

Exhibit 99.1	Harleysville National Corporation Press Release, dated December 7, 2009.

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